UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15117	84-1280679
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Corporate Drive, Suite 100
Clifton Park, NY	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 348-0099

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 7, 2010, On2 Technologies, Inc. (the “Company”), Google Inc. (“Google”), Oxide Inc., a Delaware corporation and a wholly owned subsidiary of Google (“Merger Sub I”) and Oxide LLC, a Delaware limited liability company and a wholly owned subsidiary of Google (“Merger Sub II”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of August 4, 2009, by and among the Company, Google and Merger Sub I (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, as amended, Merger Sub I will be merged with and into the Company and, as a result, the Company will continue as the surviving corporation and a wholly owned subsidiary of Google (the “First Step Merger”).  As soon as practicable thereafter, the Company will merge with and into Merger Sub II and, as a result, Merger Sub II will continue as the surviving entity and a wholly owned subsidiary of Google (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”).

As a result of the amendment to the Merger Agreement, Google filed a supplement, dated January 15, 2010, to the definitive proxy statement/prospectus, dated November 3, 2009, which forms a part of a registration statement on Form S-4, as amended (File No. 333-161858) (the “Registration Statement”), that Google filed on September 11, 2009 in connection with the proposed merger.  The Registration Statement includes a proxy statement of the Company and also constitutes a prospectus of Google.  The supplement to the definitive proxy statement/prospectus constitutes a supplement to the prospectus of Google with respect to the shares of Google Class A Common Stock to be issued to On2 stockholders in connection with the proposed merger and also constitutes a supplement to the Company’s proxy statement with respect to the February 17, 2010 reconvened special meeting of On2 stockholders to consider and vote to adopt the Merger Agreement, as amended.  In connection therewith, the Company is filing as an exhibit to this report the opinion of Hogan & Hartson LLP as to certain tax matters in connection with the Merger, as set forth in the Registration Statement (the “Opinion”).  The Opinion is incorporated by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is incorporated by reference into the Registration Statement as an exhibit thereto and is filed as part of this report.

8.2           Opinion of Hogan & Hartson LLP, as to certain tax matters

23.2         Consent of Hogan & Hartson LLP (included in Exhibit 8.2)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2010	On2 Technologies, Inc.

	By:	/s/ Matthew Frost
Matthew Frost
Interim Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

8.2	Opinion of Hogan & Hartson LLP, as to certain tax matters
23.2	Consent of Hogan & Hartson LLP (included in Exhibit 8.2)